Exhibit 99.1

AOL ANNOUNCES PROPOSED PRIVATE OFFERING OF

$300 MILLION OF CONVERTIBLE SENIOR NOTES

***

NEW YORK – August 12, 2014 – AOL Inc. (NYSE: AOL) announced today that it intends to offer, subject to market and other conditions, $300 million aggregate principal amount of Convertible Senior Notes due 2019 (the “notes”) in a private offering. The notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). AOL also expects to grant to the initial purchasers of the notes a 30-day option to purchase up to an additional $45 million aggregate principal amount of notes.

AOL expects to use the net proceeds from the offering of the notes to fund the net cost of convertible note hedge transactions and warrant transactions with the hedge counterparties, as described below. AOL also intends to use up to $50 million of the net proceeds of the offering to repurchase shares of its common stock from purchasers of the notes in privately negotiated transactions. These repurchases are part of AOL’s previously announced $150 million share repurchase program. AOL expects the purchase price per share of the common stock repurchased in such transactions to equal the closing price per share of AOL common stock on the date of the pricing of the offering. In addition, following the offering AOL may repurchase additional shares of its common stock pursuant to its stock repurchase program. These repurchases, as well as repurchases from purchasers of notes in the offering, could increase, or prevent a decrease in, the market price of AOL common stock or the notes. AOL expects to use the remainder of the net proceeds for general corporate purposes, which may include share repurchases, acquisitions or other strategic transactions and working capital.

The notes will mature on September 1, 2019, unless earlier repurchased or converted. Prior to May 1, 2019, the notes will be convertible only upon the occurrence of certain events and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day preceding the maturity date of the notes. Upon any conversion, AOL’s conversion obligation will be settled in cash, shares of AOL common stock, or a combination of cash and shares of AOL common stock, at AOL’s election. The interest rate on, the initial conversion rate of, and other terms of the notes will be determined by negotiations between AOL and the initial purchasers of the notes.

In connection with the offering of the notes, AOL expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers of the notes or their affiliates or other financial institutions (the “hedge counterparties”). The convertible note hedge transactions are expected to cover, subject to customary anti-dilution adjustments, the number of shares of AOL common stock that will initially underlie the notes. AOL also expects to enter into separate privately negotiated warrant transactions with the hedge counterparties relating to the same number of shares of AOL common stock. In addition, if the initial purchasers exercise their option to purchase additional notes, AOL may sell additional warrants and use a portion of the proceeds from the sale of the additional notes and from the sale of the additional warrants to enter into additional convertible note hedge transactions. The convertible note hedge transactions are expected to reduce the potential dilution with respect to AOL common stock and/or offset cash payments AOL is required to make in excess of the principal amount of converted notes upon conversion of the notes. However, the warrant transactions will have a dilutive effect with respect to AOL common stock to the extent that the market price per share of AOL common stock exceeds the applicable strike price of the warrants on any expiration date of the warrants.

In connection with establishing their initial hedges of the convertible note hedge transactions and warrant transactions concurrently with, or shortly after, the pricing of the notes, the hedge counterparties or their affiliates expect to purchase AOL common stock in open market transactions and/or privately negotiated transactions and/or enter into cash-settled derivative transactions with respect to AOL common stock. In addition, the hedge counterparties or their affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to AOL common stock and/or by purchasing or selling AOL common stock or other AOL securities in open market transactions and/or privately negotiated transactions following the pricing of the notes from time to time (and are likely to do so during any conversion period related to a conversion of notes). Any of these hedging activities could also increase, decrease or prevent a decline in, the market price of AOL common stock.

The notes and the shares of AOL common stock issuable upon conversion thereof, if any, have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Cautionary Statement Concerning Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the planned offering, business strategies, market potential, future financial and operational performance and other matters. Words such as “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “will,” “believes” and words and terms of similar substance used in connection with any discussion of future operating or financial performance identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs about future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. With respect to the planned offering, such uncertainties and circumstances include whether AOL will offer the notes or consummate the offering; the anticipated terms of the notes and the use of the net proceeds from the offering; and whether the convertible note hedge and warrant transactions will become effective. Various factors could also adversely affect our operations, business or financial results in the future and cause our actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in the “Risk Factors” sections contained in our Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”) and our Quarterly Report on Form 10-Q for the three months ended June 30, 2014 (“Quarterly Report”), filed with the Securities and Exchange Commission. In addition, we operate a web services company in a highly competitive, rapidly changing and consumer- and technology-driven industry. This industry is affected by government regulation, economic, strategic, political and social conditions, consumer response to new and existing products and services, technological developments and, particularly in view of new technologies, the continued ability to protect intellectual property rights. Our actual results could differ materially from management’s expectations because of changes in such factors. Achieving our business and financial objectives, including improved financial results and maintenance of a strong balance sheet and liquidity position, could be adversely affected by the factors discussed or referenced under the “Risk Factors” sections contained in the Annual Report and Quarterly Report as well as, among other things: 1) changes in our plans, strategies and intentions; 2) stock price volatility; 3) future borrowing and restrictive covenants under the revolving credit facility; 4) the impact of significant acquisitions, dispositions and other similar transactions; 5) our ability to attract and retain key employees; 6) any negative unintended consequences of cost reductions, restructuring actions or similar efforts, including with respect to any associated savings, charges or other amounts; 7) adoption of new products and services; 8) our ability to attract and retain unique visitors to our properties; 9) asset impairments; and 10) the impact of “cyber-attacks.”

Contacts:

AOL Investor Relations and Corporate Communications

Eoin Ryan

212-206-5025

Eoin.Ryan@teamaol.com

AOL Inc.

770 Broadway, New York, NY, 10003

3